        DODGE & COX
       Balanced Fund                                         DODGE & COX
-----------------------------------------------        ------------------------
OFFICERS AND TRUSTEES                                      Balanced Fund

Harry R. Hagey, Chairman and Trustee                      Established 1931
Chairman & CEO, Dodge & Cox                            ------------------------

A. Horton Shapiro, Vice-Chairman and Trustee
Senior Vice-President, Dodge & Cox

Kenneth E. Olivier, Assistant Secretary and
Trustee
Senior Vice President, Dodge & Cox

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison,
Attorneys

Frank H. Roberts, Trustee
Retired Partner, Pillsbury, Madison & Sutro,
Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates,
Financial Advisers

W. Timothy Ryan, Secretary
Senior Vice-President, Dodge & Cox

Thomas M. Mistele, Assistant Secretary
General Counsel, Dodge & Cox

E. Morris Cox, Honorary Trustee

INVESTMENT MANAGER
Dodge & Cox
One Sansome Street, 35th Floor
San Francisco, California 94104
Telephone (415) 981-1710

TRANSFER AGENT
Boston Financial Data Services Inc.
P.O. Box 9051
Boston, Massachusetts 02205-9051                            Prospectus
Telephone (800) 621-3979                                  April 29, 1997

CUSTODIAN                                                As Supplemented
State Street Bank and Trust Company                      January 30, 1998
P.O. Box 9051
Boston, Massachusetts 02205-9051                       --------------------
Telephone (800) 621-3979

DODGE & COX BALANCED FUND
c/o BFDS
P.O. Box 9051
Boston, Massachusetts 02205-9051
Telephone (800) 621-3979
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

                                  DODGE & COX
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                                 Balanced Fund




Prospectus         Dodge & Cox Balanced Fund
April 29, 1997     ------------------------------------------------------------
                   The Dodge & Cox Balanced Fund (the "Fund") is a no-load
As Supplemented    mutual fund with the objectives of providing shareholders
January 30, 1998   with regular income, conservation of principal and an
                   opportunity for long-term growth of principal and income. The
                   Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks, preferred stocks and bonds. There can be no assurance that the Fund will achieve these objectives.

                   Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

                   This prospectus sets forth concisely the information you should know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund, dated April 29, 1997, as supplemented January 30, 1998, which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission (the "SEC".) To obtain a free copy, call 1-800-621-3979.



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
Table of            Introduction...............................................   1
Contents            Expense Information........................................   1
                    Financial Highlights.......................................   2
                    Investment Objectives and Policies.........................   2
                    Investment Restrictions....................................   3
                    Investment Risks...........................................   4
                    Additional Information on Investments......................   4
                    Income Dividends and Capital
                     Gain Distributions........................................   6
                    How to Purchase Shares.....................................   7
                    How to Redeem Shares.......................................   8
                    Exchanging Shares..........................................  10
                    Telephone Transactions.....................................  10
                    Transfer of Shares.........................................  10
                    Pricing of Shares..........................................  11
                    Shareholder Services.......................................  11
                    Performance Information....................................  11
                    Fund Organization and Management...........................  12
                    Portfolio Transactions.....................................  13
                    Expenses...................................................  13
                    Federal Income Taxes.......................................  13
                    Custodian and Transfer Agent...............................  13
                    Reports to Shareholders....................................  14
                    Shareholder Inquiries......................................  14

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                  DODGE & COX
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                                 Balanced Fund

     Introduction
     ---------------------------------------------------------------------------

     The Fund is an open-end diversified investment company which continuously offers its shares to the public. A unique feature of the Fund and other "no-load" funds is that shares are sold without sales charge, while many other investment companies sell their shares with a varying sales charge. Shares may be redeemed at net asset value without any charge.

     The Fund enables you to obtain the benefits of experienced and continuous investment supervision. Shares of the Fund can provide you with the kind of balanced portfolio ordinarily limited to large investment accounts that is widely regarded as a conservative strategy designed to cushion an investment from the volatility associated with mutual funds composed exclusively of common stocks.

     By investing in the Fund, you avoid the time-consuming details involved in buying and selling individual securities. The Fund also reduces your record keeping for tax purposes and simplifies the collection of investment income and the safekeeping of individual securities.

     The Fund's investment manager, Dodge & Cox, was founded in 1930 and managed over $25 billion for individual and institutional investors in mutual fund and private accounts as of December 31, 1996.

     Expense Information
     ---------------------------------------------------------------------------

     SHAREHOLDER TRANSACTION EXPENSES
        Sales Load Imposed on Purchases...................................  None
        Sales Load Imposed on Reinvested Distributions....................  None
        Deferred Sales Load...............................................  None
        Redemption Fees...................................................  None
        Exchange Fees.....................................................  None

     ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
        Management Fees...................................................  .50%
        12b-1 Fees........................................................  None
        Other Expenses (accounting, transfer agent, custodial,
         legal, etc.).....................................................  .06%
                                                                            ----
        Total Fund Operating Expenses.....................................  .56%

     EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

     Time period        1 Year       3 Years      5 Years      10 Years
     ---------------------------------------------------------------------------
     Expenses             $6           $18          $31           $70

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above expense information is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Expense figures are based on amounts incurred during the year 1996 (See "Expenses"). Wire redemptions are subject to a $12 charge which is not reflected in the above example.

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                                       1

                                  DODGE & COX
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                                 Balanced Fund

Financial Highlights
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The following table provides information about the Fund's financial history.  It is based on a single share outstanding throughout each year. The table is part of the Fund's financial statements which are included in the Fund's Annual
Report and incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request. The financial statements in the Annual Report have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covers the most recent five-year period.

                                                                   Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                 1996        1995      1994      1993      1992     1991       1990       1989      1988     1987
Net asset value, beginning
 of year........................ $54.60    $45.21    $46.40    $42.44    $40.09    $35.03      $36.85    $32.09    $30.72    $32.62
Income from investment
 operations:
Net investment income...........   1.98      1.90      1.76      1.66      1.72      1.75        1.81      1.76      1.68      1.67
Net realized and unrealized
 gain (loss)....................   5.92     10.58      (.83)     5.03      2.43      5.36       (1.49)     5.47      1.83       .80
                                 ------    ------    ------    ------    ------    ------      ------    ------    ------    ------
Total income from investment
operations......................   7.90     12.48       .93      6.69      4.15      7.11         .32      7.23      3.51      2.47
                                 ------    ------    ------    ------    ------    ------      ------    ------    ------    ------
Distributions:
Dividends from net investment
income..........................  (1.99)    (1.90)    (1.76)    (1.66)    (1.72)    (1.76)      (1.81)    (1.76)    (1.68)    (1.70)

Distributions from net
 realized gain on investments...   (.69)    (1.19)     (.36)    (1.07)     (.08)     (.29)       (.33)     (.71)     (.46)    (2.67)

                                 ------    ------    ------    ------    ------    ------      ------    ------    ------    ------
Total distributions.............  (2.68)    (3.09)    (2.12)    (2.73)    (1.80)    (2.05)      (2.14)    (2.47)    (2.14)    (4.37)

                                 ------    ------    ------    ------    ------    ------      ------    ------    ------    ------
Net asset value, end of year.... $59.82    $54.60    $45.21    $46.40    $42.44    $40.09      $35.03    $36.85    $32.09    $30.72
                                 ======    ======    ======    ======    ======    ======      ======    ======    ======    ======

Total return....................  14.75%    28.02%     1.99%    15.95%    10.56%    20.72%        .94%    23.02%    11.54%     7.18%


Ratios/Supplemental Data:
Net assets, end of year
 (millions)..................... $3,630    $1,800    $  725    $  487    $  269    $  179      $   83    $   51    $   39    $   34
Ratio of expenses to average
 net assets.....................    .56%      .57%      .58%      .60%      .63%      .65%        .70%      .72%      .77%      .72%

Ratio of net investment
 income to average net assets...   3.60%     3.85%     3.94%     3.67%     4.27%     4.78%       5.24%     4.98%     5.19%     4.69%

Portfolio turnover rate.........     17%       20%       20%       15%        6%       10%         10%       12%        9%       15%

Average commission rate paid*... $.0500

* Represents the average commission rate paid per share on securities transactions for which commissions were charged. Disclosure is required by the SEC beginning in 1996.

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Investment        The objectives of the Fund are to provide shareholders with
Objectives and    regular income, conservation of principal and an opportunity
Policies          for long-term growth of principal and income. However,
                  investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.
                  Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing

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                                  DODGE & COX
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                                 Balanced Fund


                   -------------------------------------------------------------
                   the assets of the Fund under constantly changing investment conditions. Therefore the proportions held in common and preferred stocks and bonds are revised by Dodge & Cox when considered advisable in light of its appraisal of business and investment prospects. Under normal market conditions, it is the policy of the Fund to maintain no more than approximately 75% of its total assets in common stocks and that portion of the value of convertible securities attributable to the conversion right. Bonds are held for their relative stability of principal and income as well as for a reserve which can be used to take advantage of investment opportunities. The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts or ADRs). Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. Further information about specific investments is provided under "Additional Information on Investments".

                   It is the Fund's policy to invest in investment grade debt securities rated in the top four rating categories by either Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, BBB). Securities rated Baa or BBB may have speculative characteristics. Securities that are downgraded below Baa or BBB subsequent to purchase may continue to be held by the Fund, if Dodge & Cox believes it advantageous to do so. Unrated debt securities may be purchased if they are, in the opinion of Dodge & Cox, of equivalent quality to debt securities rated at least A by Moody's and S&P.

                   The Fund's policies as described above may be changed without shareholder approval; however these policies will not be changed without notice to shareholders. The following policies may not be changed without shareholder approval:

                      A substantial position will be maintained in common stocks which in the view of Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. The level of security prices and the trend of business activity are considered in determining the total investment position of the Fund in equities at any time. Individual securities are selected with an emphasis on financial strength and a sound economic background.

                   In an attempt to minimize unforeseen risks in single securities, the Fund seeks to provide adequate investment diversification. Investments made in any one stock or bond issue, with the exception of U.S. government securities, are seldom in excess of 2% of the total assets of the Fund. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996, 1995 and 1994 were 17%, 20% and 20%, respectively.) However, during rapidly changing economic, market and political conditions, there may necessarily be more portfolio changes than in a more stable period. It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges.

                   -------------------------------------------------------------
Investment         The Fund has adopted certain restrictions designed to achieve
Restrictions       diversification of investment and to reduce investment risk.
                   The Fund may not: (a) Invest more than 5% of the value of its total assets in the securities of any one issuer except the U.S. Government, nor acquire more than 10% of the voting securities of any one issuer; (b) Concentrate investments of more than 25% of the value of its total

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                                  DODGE & COX
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                                 Balanced Fund

                   assets in any one industry; (c) Borrow money except as a temporary measure for extraordinary or emergency purposes;
                   (d) Make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors. The investment restrictions described in this paragraph and in the Statement of Additional Information may be changed only with the approval of the Fund's shareholders.

                   -------------------------------------------------------------
Investment Risks   You should understand that all investments involve risks, and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objectives will be attained. There are further risk factors described elsewhere in this prospectus and in the Statement of Additional Information.

                   Investments in common stock in general are subject to market risks that cause their prices to fluctuate over time, i.e., the possibility that stock prices will decline over short or even extended periods. Prices of bonds in the Fund are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of fixed-income securities fall and conversely, as interest rates fall, the prices of these securities rise. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of the Fund can be guaranteed. Since the bond portion of the Fund's portfolio will be invested primarily in higher quality debt securities, the Fund may not yield as high a level of current income as funds that invest primarily in lower quality debt securities which generally have less liquidity, greater market risk and greater price fluctuation. The value of stocks and bonds may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Fluctuations in the value of the securities in which the Fund invests will cause the Fund's share price to fluctuate. An investment in the Fund therefore may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in the Fund's share price.

                   Foreign securities involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls, potentially lower liquidity and higher volatility, possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes; and the risk that fluctuations in foreign exchange rates will decrease the investment's value (although favorable changes can increase its value).

                   The Fund, with its mixture of investments in common stocks and bonds, may entail less investment risk (and a potentially lower return) than a mutual fund investing only in common stocks.

                   -------------------------------------------------------------
Additional         Common and Preferred Stocks. Stocks represent shares of
Information on     ownership in a company. Generally, preferred stock has a
Investments        specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.
                   Increases and decreases in earn-

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                                  DODGE & COX
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                                 Balanced Fund

                   ings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

                   Convertible Securities. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features.

                   Foreign Securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks.

                   U.S. Government Obligations. A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

                   While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to U.S. Government established or sponsored agencies. Furthermore, with respect to the U.S. Government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fund's shares. The Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

                   Mortgage Pass-Through Securities. The Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. Government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

                   During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio.

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                                  DODGE & COX
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                   Collateralized Mortgage Obligations. Collateralized Mortgage
                   Obligations ("CMOs") are private entity or U.S. Government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. The issuer typically issues several classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

                   All CMOs purchased by the Fund will have a AAA rating by either S&P or Moody's, the major rating services. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life and price of CMOs). In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value of the security.

                   -------------------------------------------------------------
Income             Dividend and capital gain distributions are reinvested in
Dividends and      additional Fund shares in your account unless you select
Capital Gain       another option on your Account Application Form. The
Distributions      advantage of reinvesting distributions arises from
                   compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

                   Distributions not reinvested are paid by check or transmitted to your bank account via electronic transfer using the Automated Clearing House (ACH) network. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the Fund's then current net asset value per share (NAV) and to reinvest all subsequent distributions in shares of the Fund.

                   Income dividends
                   . The Fund declares and pays dividends (if any) quarterly in March, June, September and December.

                   Capital gain distributions
                   . A capital gain or loss is the difference between the purchase and sale price of a security.
                   . If the Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid in March.

                   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.

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                                  DODGE & COX
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                                 Balanced Fund

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How to Purchase    Minimum Initial Investment:   $2,500; $1,000 for IRA accounts
Shares             Subsequent Minimum Investment: $100

                   By Mail: Please make your check payable to Dodge & Cox Balanced Fund (otherwise it will be returned) and send your check together with the Account Application Form to the address below. The Fund does not accept third party checks (except for properly endorsed IRA Rollover checks).

                   Regular Mail                  Mailgram, Express, Certified or Registered Mail
                   Dodge & Cox Balanced Fund     Dodge & Cox Balanced Fund
                   c/o BFDS                      c/o BFDS
                   P.O. Box 9051                 66 Brooks Drive, Suite 1
                   Boston, MA 02205-9051         Braintree, MA 02184

                   By Wire: To purchase shares in the Fund by Federal wire transfer, you should request that your bank transmit funds to:

                       State Street Bank and Trust Company, Boston, MA 02101 ABA #0110 0002 8
                       Deposit DDA #9905-351-4
                       FFC Dodge & Cox Balanced Fund
                       Account # 146/[shareholder account number], [name of
                        account]

                   Prior to having the funds wired, you should call Boston Financial Data Services Inc. (BFDS) at 1-800-621-3979 and advise BFDS that the funds are being wired. Investors making initial investments by wire must promptly complete an Account Application Form and mail it to the Fund, c/o BFDS, at either of the addresses listed above. No account services will be established until the completed application has been received by the Fund. IRA accounts cannot be opened by wire.

                   By Telephone: By using the Fund's telephone purchase option, you may make subsequent investments directly from your bank account. To establish the telephone purchase option for your account, complete the appropriate section on the Account Application Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House
                   (ACH) members may be used for telephone transactions. To make subsequent investments by telephone, call 1-800-621-3979. This option will become effective approximately 15 business days after the Account Application Form is received. The price you pay for your shares will be the next price the Fund computes after the Fund receives your investment from your bank, which is usually three business days after you authorize the transfer. If you want to make an investment the same day, you must invest by wire. You may not use telephone transactions for initial purchases of the Fund's shares. (See "Telephone Transactions.")

                   Additional Information about Purchases: All subscriptions are subject to acceptance by the Fund, and the price of the shares will be the NAV which is next computed after receipt by the Fund's transfer agent, or other authorized agent or sub-agent, of the subscription in proper form (see "Pricing of Shares"). All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by the Fund or transfer agent, and the Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All subscriptions will be invested in full and fractional shares and you will receive a confirmation of all transactions.

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                                  DODGE & COX
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                                 Balanced Fund

                   Purchases through the Automatic Investment Plan will be confirmed at least quarterly. Certificates (for full shares only) are not issued unless requested by you.

                   A Social Security or Taxpayer Identification Number must be supplied and certified on the Account Application Form before an account can be established. If you fail to furnish the Fund with your correct Social Security or Taxpayer Identification Number, the Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions and redemptions.

                   The purchase or redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. The Fund and its agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade; to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

                   -------------------------------------------------------------
How To Redeem      By Mail: Your written instructions to redeem should be sent
Shares             to the appropriate address below:

                   Regular Mail                  Mailgram, Express, Certified or Registered Mail
                   Dodge & Cox Balanced Fund     Dodge & Cox Balanced Fund
                   c/o BFDS                      c/o BFDS
                   P.O. Box 9051                 66 Brooks Drive, Suite 1
                   Boston, MA 02205-9051         Braintree, MA 02184

                   The request must specify your name, account number, and dollar amount or number of shares redeemed, and be properly signed. The Fund requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Signature Guarantees" below).

                   By Telephone: Telephone redemption requests can be initiated by calling BFDS at 1-800-621-3979. (See "Telephone Transactions.") Telephone redemption requests for IRA accounts will not be accepted.

                   Redemption payments may be made by check, wire or ACH:

                   By Check: Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed.

                   By Wire: The Fund will wire redemption proceeds only to the bank account designated on the initial Account Application Form or in written instructions - with signature guarantee - received in advance of the redemption order. Wire redemption requests are subject to a $12 charge, which is subject to change without notice.

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                                  DODGE & COX
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                   By ACH: Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application Form. If money is moved by ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per ACH transfer.

                   Signature Guarantees: You may need to have your signature guaranteed in certain situations, such as:

                   . Written requests to wire redemption proceeds (if not previously authorized on the Account Application Form).

                   . Sending redemption proceeds to any person, address, or bank account not on record.

                   . Transferring redemption proceeds to a Dodge & Cox account with a different registration (name/ownership) from yours.

                   . Establishing certain services after the account is opened.

                   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

                   Redemptions-in-Kind: The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                   IRA Accounts: Redemption requests for IRA accounts must be in writing and must include instructions regarding Federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding.

                   Additional Information about Redemptions: Under certain circumstances, the Fund's transfer agent may require additional documents, including stock powers with signatures guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be endorsed with signatures guaranteed and delivered to the Fund's transfer agent. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call BFDS (1-800-621-3979).

                   The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see "Pricing of Shares") by BFDS or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of the Fund's investments at the time of redemption. Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two

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                                  DODGE & COX
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                                Balanced Fund


                   weeks of purchase, the Fund may delay payment of the redemption proceeds until your purchase check has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal Funds.

                   The Fund may suspend your redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the then current NAV.

                   -------------------------------------------------------------
Exchanging         You may exchange your shares for shares of another Dodge &
Shares             Cox Fund, provided that the registration and Taxpayer
                   Identification Number of both accounts are identical. An exchange may be initiated by contacting the Fund's transfer agent in writing or by telephone. (See "Telephone
                   Transactions".) An exchange is treated as a redemption and a purchase; and, therefore, you may realize a taxable gain or loss. You should obtain and read a current prospectus of the fund into which the exchange is being made.

                   There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days advance notice to shareholders.

                   -------------------------------------------------------------
Telephone          By using telephone purchase, redemption and/or exchange
Transactions       options, you agree to hold the Fund, Dodge & Cox (any of its affiliated mutual funds), BFDS, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options in the Account Application
                   Form or by writing BFDS. (You may also reinstate them at any time by writing BFDS.) If the Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach the Fund by telephone because of technical difficulties, market conditions, or a natural disaster, purchase, redemption and exchange requests should be made by regular or express mail.
                   If an account has multiple owners, the Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

                   Purchases and sales should be made for long-term investment purposes only. Because excessive trading may be disadvantageous to the Fund, the Fund reserves the right to limit purchase and sale transactions, including exchanges, when a pattern of frequent trading appears evident.

                   -------------------------------------------------------------
Transfer of        Changes in account registrations - such as changing the
Shares             name(s) on your account, or transferring shares to another person or legal entity - must be submitted in writing and require a signature guarantee. Please call BFDS (1-800-621-
                   3979) for full instructions.

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                                  DODGE & COX
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                                 Balanced Fund

                   -------------------------------------------------------------
Pricing of         The share price (also called "net asset value per share" or
Shares             "NAV") for the Fund is calculated at 4:00 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

                   If the Fund, or its authorized agent or subagent receives your request in good order by 4 p.m. ET, your transaction will be priced at that day's NAV. If your request is received after 4 p.m., it will be priced at the next business day's NAV.

                   The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

                   The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

                   ------------------------------------------------------------
Shareholder        The Fund offers you the following services: (Please call or
Services           write the Fund (1-800-621-3979) for applications and
                   additional information.)

                   Automatic Investment Plan: You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account.

                   Systematic Withdrawal Plan: If you own $10,000 or more of the Fund's shares, you may receive regular monthly or quarterly payments of $50 or more. Shares will automatically be redeemed at NAV to make the withdrawal payments.

                   Reinvestment Plan: You may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

                   Individual Retirement Account (IRA): If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Fund has an IRA Plan available for shareholders of the Fund.

                   -------------------------------------------------------------
Performance        The Fund may include figures indicating its total return or
Information        yield in advertisements or reports to shareholders or
                   prospective investors. Quotations of the Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period. Quotations of yield, as defined by the SEC will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results. Yield does not directly reflect changes in net asset value per share which occurred during the period.

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                                  DODGE & COX
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                                 Balanced Fund

                   Performance information for the Fund may be compared, in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, or various other unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

                   Performance information for the Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. For a description of the methods used to determine the Fund's total return and yield, see "Performance Information" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund.

                   -------------------------------------------------------------
Fund               Fund Organization and Voting Rights. The Fund, organized as
Organization       a California common law trust in 1931, is registered as an
and                open-end, diversified management investment company under the
Management         Investment Company Act. The Fund's Board of Trustees
                   supervises Fund operations and performs duties required by applicable state and Federal law. The Fund has one class of beneficial shares and each share evidences an equal beneficial ownership in the Fund and there is no limit to the number that may be issued. All shares have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights.
                   The Fund is not required to hold annual meetings of shareholders.

                   Investment Manager. Dodge & Cox, a California corporation, has served as investment manager to the Fund since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Investment Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. Dodge & Cox is located at One Sansome Street, 35th Floor, San Francisco, California 94104.

                   Dodge & Cox's activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. In addition, Dodge & Cox is investment manager to other registered mutual funds, the Dodge & Cox Stock Fund since 1965 and the Dodge & Cox Income Fund since 1989. The Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund.

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                                  DODGE & COX
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                   Dodge & Cox has adopted a Code of Ethics that restricts
                   personal investing practices by its employees. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing certain personal trades. The Code of Ethics is designed to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund.

                   -------------------------------------------------------------
Portfolio          Orders for the Fund's portfolio securities transactions are
Transactions       placed by Dodge & Cox, which seeks to obtain the best
                   available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                   Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical, and other related services for the benefit of the Fund and/or of other funds and accounts over which Dodge & Cox exercises investment and brokerage discretion.

                   -------------------------------------------------------------
Expenses In addition to Dodge & Cox's fee, the Fund pays other direct expenses, including custodian, transfer agent, legal, accounting and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and trustees fees and expenses. In 1996 the ratio of total operating expenses to average net assets of the Fund was 0.56%. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Fund for which it receives no additional compensation.

                   -------------------------------------------------------------
Federal Income     The Fund intends to qualify each year as a regulated
Taxes              investment company under the Internal Revenue Code. A
                   regulated investment company that distributes for the year all of its ordinary income and capital gains pays no tax on its ordinary income or capital gains. A regulated investment company that fails to distribute all of its ordinary income and capital gains must pay tax on the undistributed amounts at a maximum rate of 35%. If the company does not distribute at least 98% of its ordinary income and capital gains, it must pay an additional 4% excise tax on the amount by which the 98% requirements exceed actual distributions.

                   Distributions designated as long-term capital gains distributions are taxed to a shareholder as though they were long-term capital gains realized by the shareholder whether received in cash or shares of the Fund and regardless of the period of time shares of the Fund have been held. All taxable distributions, except for long-term capital gains distributions, are taxed to a shareholder as ordinary income dividends whether received in cash or shares of the Fund. Part of the Fund's ordinary dividends will be eligible for the 70% deduction for dividends received by corporations. State taxation of distributions to shareholders varies from state to state. You should consult your own tax adviser about the federal, state and local tax consequences of an investment in the Fund.

                   -------------------------------------------------------------
Custodian and      State Street Bank and Trust Company, P.O. Box 9051, Boston,
Transfer Agent     Massachusetts 02205-9051, (1-800-621-3979), acts as custodian of all cash and securities of the Fund and receives and disburses cash and securities for the account of the Fund.
                   BFDS acts as transfer and dividend disbursing agent for the Fund.

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                                  DODGE & COX
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                   -------------------------------------------------------------
Reports to         In addition to account statements, you receive periodic
Shareholders       shareholder reports highlighting relevant information,
                   including investment results and a review of portfolio characteristics. To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and send only one copy of a report. Call 1-800-621-3979 if you would like an additional free copy of the Fund's financial report.

                   -------------------------------------------------------------
Shareholder        For Fund literature and information, or if you have questions
Inquiries          concerning your account, please call BFDS (1-800-621-3979).


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